UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

CO-DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Utah	001-38148	46-2609363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 S. Foothill Drive, Suite D

Salt Lake City, UT 84109

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 438-1036

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	CODX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2022, Co-Diagnostics, Inc. (“CODX”) entered into an Amendment to Agreement and Plan of Merger (the “ACI Amendment”) with Advanced Conceptions, Inc., (“ACI”), and Richard Abbott, as Company Representative for ACI (“Representative”). Among other things, the ACI Amendment added a new section that addresses the process for removal of certain restrictive legends from securities issued in the merger of ACI into CODX and now ties the expiration of certain fundamental representations made by CODX to the removal of the restrictive legends.

On June 10, 2022, Co-Diagnostics, Inc. entered into an Amendment to Agreement and Plan of Merger (the “IDM Amendment”) with Idaho Molecular, Inc., (“IDM”), and Kirk Ririe, as Company Representative for IDM (“Representative”). Among other things, the IDM Amendment added a new section that addresses the process for removal of certain restrictive legends from securities issued in the merger of IDM into CODX and now ties the expiration of certain fundamental representations made by CODX to the removal of the restrictive legends.

The foregoing descriptions of the ACI Amendment and the IDM Amendment do not purport to be a complete description thereof and are qualified in their entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 2.1 and 2.2, respectively and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger by and among Co-Diagnostics, Inc., Advanced Conceptions, Inc., and Richard Abbott, as Company Representative
2.2	Amendment to Agreement and Plan of Merger by and among Co-Diagnostics, Inc., Idaho Molecular, Inc., and Kirk Ririe, as Company Representative
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date:	June 16, 2022	By:	/s/ Brian Brown
Brian Brown
Chief Financial Officer
(Principal Financial and Accounting Officer)